UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2015

ZIMMER HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16407	13-4151777
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 East Main Street

Warsaw, Indiana 46580

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (574) 267-6131

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement.

On March 19, 2015, Zimmer Holdings, Inc. (the “Company” or “Zimmer”) completed its previously announced public offering of $500,000,000 aggregate principal amount of the Company’s 1.450% notes due 2017 (the “2017 notes”), $1,150,000,000 aggregate principal amount of the Company’s 2.000% notes due 2018 (the “2018 notes”), $1,500,000,000 aggregate principal amount of the Company’s 2.700% notes due 2020 (the “2020 notes”), $750,000,000 aggregate principal amount of the Company’s 3.150% notes due 2022 (the “2022 notes”), $2,000,000,000 aggregate principal amount of the Company’s 3.550% notes due 2025 (the “2025 notes”), $500,000,000 aggregate principal amount of the Company’s 4.250% notes due 2035 (the “2035 notes”) and $1,250,000,000 aggregate principal amount of the Company’s 4.450% notes due 2045 (the “2045 notes” and collectively with the 2017 notes, the 2018 notes, the 2020 notes, the 2022 notes, the 2025 notes and the 2035 notes, the “Notes”).

The Notes were issued pursuant to the Third Supplemental Indenture dated as of March 19, 2015 (the “Supplemental Indenture”) to the Company’s Indenture (the “Indenture”) dated as of November 17, 2009 between the Company and Wells Fargo Bank, National Association, as trustee. For a description of the material terms of the Supplemental Indenture and the Notes, see the information set forth below under Item 2.03, which is incorporated into this Item 1.01.

The offering of the Notes was made pursuant to the Registration Statement on Form S-3 (Registration No. 333-184791), the prospectus dated November 6, 2012, and the related prospectus supplement dated March 10, 2015.

A copy of the Supplemental Indenture is attached hereto as Exhibit 4.1 and is incorporated herein by reference. The Indenture was incorporated by reference into the Registration Statement.

ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.

The 2017 notes bear interest at a rate of 1.450% per annum and mature on April 1, 2017. The 2018 notes bear interest at a rate of 2.000% per annum and mature on April 1, 2018. The 2020 notes bear interest at a rate of 2.700% per annum and mature on April 1, 2020. The 2022 notes bear interest at a rate of 3.150% per annum and mature on April 1, 2022. The 2025 notes bear interest at a rate of 3.550% per annum and mature on April 1, 2025. The 2035 notes bear interest at a rate of 4.250% per annum and mature on August 15, 2035. The 2045 notes bear interest at a rate of 4.450% per annum and mature on August 15, 2045. Interest on the 2017 notes, the 2018 notes, the 2020 notes, the 2022 notes and the 2025 notes is payable semi-annually and in arrears on April 1 and October 1 of each year, commencing on October 1, 2015. Interest will be paid to the holders of record of such Notes at the close of business on the March 15 and September 15 immediately preceding the related interest payment date. Interest on the 2035 notes and the 2045 notes is payable semi-annually and in arrears on February 15 and August 15 of each year, commencing on August 15, 2015. Interest will be paid to the holders of record of such Notes at the close of business on the February 1 and August 1 immediately preceding the related interest payment date.

The Company may, at its option, redeem the Notes in whole at any time or in part from time to time on not less than 30 and not more than 60 days’ prior written notice mailed to the holders of the Notes to be redeemed. The Notes will be redeemable at the redemption price set forth in the Notes, plus accrued and unpaid interest to the date of redemption. In addition, at any time on or after March 1, 2020 (one month prior to the maturity date of the 2020 notes) in the case of the 2020 notes, February 1, 2022 (two months prior to the maturity date of the 2022 notes) in the case of the 2022 notes, January 1, 2025 (three months prior to the maturity date of the 2025 notes) in the case of the 2025 notes, February 15, 2035 (six months prior to the maturity date of the 2035 notes) in the case of the 2035 notes and February 15, 2045 (six months prior to the maturity date of the 2045 notes) in the case of the 2045 notes, the Company may redeem such Notes at its option, in whole or in part, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest to the redemption date.

On April 24, 2014, the Company, its subsidiary, Owl Merger Sub, Inc. (“Owl Merger Sub”), and LVB Acquisition, Inc. (“LVB”), the parent of Biomet, Inc. (“Biomet”), entered into a merger agreement (the “Merger Agreement”), pursuant to which Owl Merger Sub will merge with and into LVB, with LVB continuing as the surviving corporation, and LVB and Biomet will become the Company’s indirect wholly-owned subsidiaries (the “LVB Merger”). If the LVB Merger has not been consummated on or prior to April 24, 2015 plus any extension period permitted under the Merger Agreement (the “Outside Date”) or if, prior to such date, the Merger Agreement is terminated, the Company will be obligated to redeem all of the Notes on the special redemption date at a redemption price equal to 101% of the principal amount of such Notes, plus accrued and unpaid interest to, but not including, the special redemption date. The “special redemption date” means the earlier to occur of (1) the Outside Date plus five business days or (2) the 30th day (or if such day is not a business day, the first business day thereafter) following the termination of the Merger Agreement for any reason.

The Supplemental Indenture provides for customary events of default, including, among other things, nonpayment, failure to comply with the other agreements in the Supplemental Indenture for a period of 90 days, and certain events of bankruptcy, insolvency and reorganization.

The description set forth above is qualified in its entirety by the Supplemental Indenture (including the forms of Notes attached thereto).

ITEM 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

Exhibit 4.1	Third Supplemental Indenture, dated as of March 19, 2015, to the Indenture dated as of November 17, 2009 between Zimmer Holdings, Inc. and Wells Fargo Bank, National Association, as Trustee.

Exhibit 4.2	Form of $500,000,000 aggregate principal amount of 1.450% Notes due 2017 (included in Exhibit 4.1 hereto).

Exhibit 4.3	Form of $1,150,000,000 aggregate principal amount of 2.000% Notes due 2018 (included in Exhibit 4.1 hereto).

Exhibit 4.4	Form of $1,500,000,000 aggregate principal amount of 2.700% Notes due 2020 (included in Exhibit 4.1 hereto).

Exhibit 4.5	Form of $750,000,000 aggregate principal amount of 3.150% Notes due 2022 (included in Exhibit 4.1 hereto).

Exhibit 4.6	Form of $2,000,000,000 aggregate principal amount of 3.550% Notes due 2025 (included in Exhibit 4.1 hereto).

Exhibit 4.7	Form of $500,000,000 aggregate principal amount of 4.250% Notes due 2035 (included in Exhibit 4.1 hereto).

Exhibit 4.8	Form of $1,250,000,000 aggregate principal amount of 4.450% Notes due 2045 (included in Exhibit 4.1 hereto).

Exhibit 5.1	Opinion of Faegre Baker Daniels LLP.

Exhibit 23.1	Consent of Faegre Baker Daniels LLP (included in Exhibit 5.1 hereto).

Additional Information and Where to Find It

Zimmer filed with the Securities and Exchange Commission (the “SEC”), and the SEC declared effective on September 29, 2014, a registration statement on Form S-4 that includes a consent solicitation statement of LVB Acquisition, Inc. (“LVB”), the parent company of Biomet, Inc. (“Biomet”) that also constitutes a prospectus of Zimmer. INVESTORS AND SECURITYHOLDERS OF LVB ARE URGED TO READ THE CONSENT SOLICITATION STATEMENT/PROSPECTUS AND OTHER FILINGS MADE WITH THE SEC IN CONNECTION WITH THE MERGER CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. The registration statement and consent solicitation statement/prospectus and other documents filed by Zimmer with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. You may also read and copy any reports, statements and other information filed by Zimmer, LVB and Biomet with the SEC at the SEC public reference room at 100 F Street N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at (800) 732-0330 or visit the SEC’s website for further information on its public reference room. Certain executive officers and directors of LVB have interests in the proposed transaction that may differ from the interests of stockholders generally, including benefits conferred under retention, severance and change in control arrangements and continuation of director and officer insurance and indemnification.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to appropriate registration or qualification under the securities laws of such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 19, 2015

ZIMMER HOLDINGS, INC.

By:	/s/ Chad F. Phipps
Name:	Chad F. Phipps
Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 4.1	Third Supplemental Indenture, dated as of March 19, 2015, to the Indenture dated as of November 17, 2009 between Zimmer Holdings, Inc. and Wells Fargo Bank, National Association, as Trustee.

Exhibit 4.2	Form of $500,000,000 aggregate principal amount of 1.450% Notes due 2017 (included in Exhibit 4.1 hereto).

Exhibit 4.3	Form of $1,150,000,000 aggregate principal amount of 2.000% Notes due 2018 (included in Exhibit 4.1 hereto).

Exhibit 4.4	Form of $1,500,000,000 aggregate principal amount of 2.700% Notes due 2020 (included in Exhibit 4.1 hereto).

Exhibit 4.5	Form of $750,000,000 aggregate principal amount of 3.150% Notes due 2022 (included in Exhibit 4.1 hereto).

Exhibit 4.6	Form of $2,000,000,000 aggregate principal amount of 3.550% Notes due 2025 (included in Exhibit 4.1 hereto).

Exhibit 4.7	Form of $500,000,000 aggregate principal amount of 4.250% Notes due 2035 (included in Exhibit 4.1 hereto).

Exhibit 4.8	Form of $1,250,000,000 aggregate principal amount of 4.450% Notes due 2045 (included in Exhibit 4.1 hereto).

Exhibit 5.1	Opinion of Faegre Baker Daniels LLP.

Exhibit 23.1	Consent of Faegre Baker Daniels LLP (included in Exhibit 5.1 hereto).